Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – November

Innovator U.S. Equity Power Buffer ETF™ – November

Innovator U.S. Equity Ultra Buffer ETF™ – November

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2022

October 24, 2022

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on October 31, 2022, and each Fund will commence a new outcome period that will begin on November 1, 2022 and end on October 31, 2023. Each Fund’s Cap will not be determined until the start of the new outcome period on November 1, 2022. As of October 21, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – November	BNOV	26.41% – 29.70% (25.62% – 28.91% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – November	PNOV	19.25% – 21.28% (18.46% – 20.49% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – November	UNOV	16.00% – 18.58% (15.21% – 17.79% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference